FOUNDATION FUNDS                                                      PROSPECTUS
INCOME PORTFOLIO                                               DECEMBER 31, 1997
BALANCED PORTFOLIO                                     (as revised July 1, 1998)
GROWTH PORTFOLIO
A CLASS/B CLASS/C CLASS


             ------------------------------------------------------



                   1818 Market Street, Philadelphia, PA 19103


                        For Prospectus and Performance:
                            Nationwide 800-523-1918



                       Information on Existing Accounts:
                              (SHAREHOLDERS ONLY)
                            Nationwide 800-523-1918


                                Dealer Services:
                             (BROKER/DEALERS ONLY)
                            Nationwide 800-362-7500


                   Representatives of Financial Institutions:
                            Nationwide 800-659-2265

     Delaware Group Foundation Funds (the "Trust") is an open-end management investment company with three separate Portfolios: the Income Portfolio, the Balanced Portfolio and the Growth Portfolio. Each Portfolio is in effect a separate fund issuing its own shares. The investment objectives and principal policies of the Portfolios are described below. See Investment Objectives and Policies. Although each Portfolio will constantly strive to attain its objective, there can be no assurance that it will be attained.


     The Portfolios will invest in open-end investment companies (mutual funds) that are members of the Delaware Investments Family of Mutual Funds (individually, an "Underlying Fund" and collectively, the "Underlying Funds"). The Underlying Funds include funds investing in U.S. and foreign stocks, bonds, and money market instruments. In addition, the Portfolios may, to the extent consistent with their respective investment objectives, invest in the same securities and employ the same investment strategies as any of the Underlying Funds. At any point in time, it can be expected that each Portfolio will invest in a different combination of securities and Underlying Funds, reflecting the different investment objectives and levels of risk and return each Portfolio seeks.

     This Prospectus describes the Portfolios and their Class A Shares, Class B Shares and Class C Shares and sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the Trust's registration statement), dated January 23, 1998, as it may be amended from time to time, contains additional information about the Trust and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to the Trust at the above address or by calling 1-800-523-1918. The Portfolios' financial statements, when available, appear in the Trust's Annual Report, which will accompany any response to requests for Part B. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material we incorporated by reference, and other information regarding registrants that electronically file with the SEC.


     Each Portfolio also offers Institutional Class Shares, which are available for purchase only by certain investors. A prospectus for the Institutional Classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-828-5052.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

Table of
Contents

Cover Page
Synopsis
Summary of Expenses
Financial Highlights
Investment Objectives and Policies
          Suitability
          Investment Strategy
Investments of the Underlying Funds
The Delaware Difference
          Plans and Services
Classes of Shares
How to Buy Shares
Redemption and Exchange
Dividends and Distributions
Taxes
Calculation of Offering Price and Net Asset Value per Share
Management of the Portfolios
Other Investment Policies and Risk Considerations
Appendix A -- Ratings

SYNOPSIS


Investment Objective
     The investment objective of the Income Portfolio is to seek a combination of current income and preservation of capital with capital appreciation. The investment objective of the Balanced Portfolio is to seek capital appreciation with current income as a secondary objective. The investment objective of the Growth Portfolio is to seek long term capital growth. Each Portfolio has different levels of risk and return. For further details, see Investment Objectives and Policies and Other Investment Policies and Risk Considerations.


Risk Factors and Special Considerations
     Each Portfolio invests in Underlying Funds in the Delaware Investments Family of Mutual Funds, and may invest in the same securities and employ the same investment strategies as any of the Underlying Funds, and is therefore subject to the same risks as those attendant to the Underlying Funds. See Investment Objectives and Policies and Other Investment Policies and Risk Considerations.


Investment Manager, Distributor and Transfer Agent
     Delaware Management Company (the "Manager") furnishes investment management services to each Portfolio, subject to the supervision and direction of the Trust's Board of Trustees. The Manager and certain of its affiliates also provide investment management services to the Underlying Funds and certain of the other funds in the Delaware Investments family. Delaware Distributors, L.P. (the "Distributor"), an affiliate of the Manager, is the national distributor for each Portfolio and for all of the other mutual funds in the Delaware Investments family, including the Underlying Funds. Delaware Service Company, Inc. (the "Transfer Agent"), an affiliate of the Manager, is the shareholder servicing, dividend disbursing, accounting services and transfer agent for each Portfolio and for all of the other mutual funds in the Delaware Investments family, including the Underlying Funds. See Summary of Expenses and Management of the Portfolios for further information regarding the Manager, the Distributor and the Transfer Agent and the fees payable to these entities by each of the Portfolios.

Sales Charges
     The price of each of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price. The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated; if a dealer's commission is paid in connection with those sales a contingent deferred sales charge ("Limited CDSC") of 1% will be imposed if shares are redeemed during the first year after the purchase and 0.50% will be imposed if shares are redeemed during the second year after the purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

     The price of each of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a contingent deferred sales charge ("CDSC") of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
(iii) 2% if shares are redeemed during the fifth year following purchase; and
(iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Deferred Sales Charge Alternative -- Class B Shares and Automatic Conversion of Class B Shares under Classes of Shares.

     The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

     See Classes of Shares and Distribution (12b-1) and Service under Management of the Portfolios.

Purchase Amounts
     Generally, the minimum initial investment in any Class is $1,000. Subsequent investments generally must be at least $100.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.


Redemption and Exchange
     Class A Shares of each Portfolio may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Portfolios nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative -- Class A Shares under Classes of Shares.

     Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Portfolios nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.


Open-End Investment Company
     The Trust, which was organized as a Delaware Business Trust on October 24, 1997, is an open-end management investment company. Each Portfolio is nondiversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See Shares under Management of the Portfolios.

SUMMARY OF EXPENSES

     A general comparison of the sales arrangements and other expenses applicable to each Portfolio's Class A, Class B and Class C Shares follows:

                                                        Income Portfolio
                                                       Balanced Portfolioa
                                                        Growth Portfolio
                                             ---------------------------------------
                                              Class A       Class B        Class C
     Shareholder Transaction Expenses          Shares       Shares         Shares
------------------------------------------   ---------   ------------   ------------

Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price) ........................   4.75%       None           None
Maximum Sales Charge Imposed on
  Reinvested Dividends (as a percentage
  of offering price) .....................     None      None           None
Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption
  proceeds, as applicable) ...............    None(1)    4.00%(1)       1.00%(1)
Redemption Fees ..........................    None(2)    None(2)        None(2)


(1) Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a Limited CDSC of 1% will be imposed on certain redemptions made during the first year after the purchase and 0.50% will be imposed on certain redemptions made during the second year after the purchase. Additional Class A purchase options involving the imposition of a CDSC may be permitted as described in the Prospectus from time to time. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Classes of Shares.

(2) CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.


                                                         Income Portfolio
                                                        Balanced Portfolio
                                                         Growth Portfolio
           Annual Operating Expenses             --------------------------------
  (as a percentage of average daily net assets    Class A    Class B     Class C
     after voluntary waivers and payments)         Shares     Shares     Shares
-----------------------------------------------  ---------  ---------  ----------
Management Fees (after waivers)(3) ..............   0.10%      0.10%       0.10%
12b-1 Plan Expenses (including service fees(4).     0.25%      1.00%       1.00%
Other Operating Expenses (after payments)(5) ....   0.45%      0.45%       0.45%
                                                    ----       ----        ----
    Total Operating Expenses (after waivers and
      payments) ...............................     0.80%      1.55%       1.55%
                                                    ====       ====        ====




(3) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees ("Asset Allocation Fees") payable by the Portfolios and to pay the Portfolios' expenses to the extent necessary to ensure that the "Total Operating Expenses" of the Portfolios do not exceed 0.55% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) during the commencement of the public offering of the Portfolios through December 31, 1998. If the voluntary expense waivers and payments were not in effect, it is estimated that the "Total Operating Expenses" as a percentage of average daily net assets would be 1.92%, 2.67% and 2.67% for each Portfolio's A Class, B Class and C Class, respectively, reflecting Asset Allocation Fees of 0.25% for each Portfolio and "Other Operating Expenses" of 1.42%.

(4) Class A Shares, Class B Shares and Class C Shares of each Portfolio are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). The annual 12b-1 Plan expenses for Class A Shares have been set by the Board of Trustees at 0.25% of the average daily net assets of such Classes. The maximum annual 12b-1 Plan expenses permitted under the 12b-1 Plan for Class A Shares are 0.30% of the average daily net assets of such Class. See Distribution (12b-1) and Service under Management of the Portfolios.

(5) "Other Operating Expenses" are based on estimated amounts for the current fiscal year. In the absence of voluntary expense payments, "Other Operating Expenses" would be 1.42% for each Class.

     Each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the Underlying Funds. These fees and expenses, which are embedded in the prices of the Underlying Fund shares purchased by the Portfolio, are in addition to the fees and expenses of the Portfolios set forth above.

     The following table sets forth the aggregate total operating expenses of the Underlying Funds:

         Average Aggregate Total Operating Expenses of Underlying Funds

                        Income Portfolio         0.90%
                        Balanced Portfolio       1.09%
                        Growth Portfolio         1.16%


These figures are estimates and are based on static asset allocations assumptions. Actual expenses will differ depending on the actual asset allocations among the Underlying Funds in effect from time to time. These figures are derived from the total operating expenses for the most recent fiscal year for each of the Institutional Class shares of the Underlying Funds set forth in the table below. Also set forth below is the investment adviser, sub-adviser (where applicable) and the management fee (as an annual percentage of net assets before fee waivers) for each of the Institutional Class shares of the Underlying Funds.

                          Underlying Fund Information




                                                                                                                Total
Underlying Fund                      Adviser                     Sub-Adviser**          Management Fee     Expense Ratio***
----------------------------------   -------------------------   -------------------   ----------------   -----------------

    Aggressive Growth                Manager                                        1.00  %             0.90%(7)

    Blue Chip                        Manager                   Vantage*             0.65%(1)            1.20  %

    Decatur Total Return             Manager                                        0.57%(2)            0.81  %

    DelCap                           Manager                                        0.75  %             1.05  %

    Devon                            Manager                                        0.60%(3)            1.00%(7)

    Small Cap Value                  Manager                                        0.75  %             1.15  %

    Real Estate Investment Trust     Manager                   Lincoln National*    0.75  %             0.86%(7)

    Trend                            Manager                                        0.75  %             1.08  %

    U.S. Growth                      Manager                   Lynch & Mayer*       0.70  %             1.50%(7)

    Emerging Markets                 Delaware International*                        1.25  %             1.70%(7)

    International Equity             Delaware International*                        0.75  %             1.55%(7)

    International Small Cap          Delaware International*                        1.25  %             1.25%(7)


    New Pacific                      Manager                   AIB Govett           0.80  %             1.70%(7)


    Delchester                       Manager                                        0.59%(4)            0.79  %

    High-Yield Opportunities         Manager                                        0.65%(5)            0.95%(7)

    Global Bond                      Delaware International*                        0.75  %             0.95%(7)

    Limited-Term Gov't               Manager                                        0.50  %             0.78  %

    U.S. Government                  Manager                                        0.60  %             0.86  %

    Delaware Cash Reserve            Manager                                        0.49%(6)            0.88  %



*    Affiliate of the Manager.

** Fees payable by the Manager to a Sub-Adviser have no effect on the management fees payable by an Underlying Fund.


***  Includes management and other fees.


1. Under the Investment Management Agreement for Blue Chip Fund, the Manager is paid an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion.

2. Under the Investment Management Agreement for Decatur Total Return Fund, the Manager is paid an annual fee equal to 0.60% on the first $500 million of average daily net assets, 0.575% on the next $250 million of average daily net assets and 0.55% on the average daily net assets in excess of $750 million, less all directors fees paid by the fund.

3. Under the Investment Management Agreement for Devon Fund, the Manager is paid an annual fee equal to 0.60% on the first $500 million of average daily net assets and 0.50% on the average daily net assets in excess of $500 million.

4. Under the Investment Management Agreement for Delchester Fund, the Manager is paid an annual fee equal to 0.60% on the first $500 million of average daily net assets, 0.575% on the next $250 million of average daily net assets and 0.55% on the average daily net assets in excess of $750 million, less all directors fees paid by the fund.

5. Under the Investment Management Agreement for High-Yield Opportunities Fund, the Manager is paid an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion.

6. Under the Investment Management Agreement for Delaware Cash Reserve, the Manager is paid an annual fee equal to 0.50% on the first $500 million of average daily net assets, 0.475% on the next $250 million of average daily net assets, 0.45% on the next $250 million of average daily net assets, 0.425% on the next $250 million of average daily net assets, 0.375% on the next $250 million of average daily net assets, 0.325% on the next $250 million of average daily net assets, 0.30% on the next $250 million of average daily net assets and 0.275% on the average daily net assets in excess of $2 billion, less all directors fees paid by the fund.

7.   Reflects voluntary waivers and payments of fees by the investment manager.

     Investors utilizing the Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will pay an annual IRA fee of $15 per Social Security number. See Delaware Group Asset Planner in Part B.


     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and
(3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the asset allocation fee and payment of certain expenses by the Manager as discussed in this Prospectus.




INCOME PORTFOLIO
BALANCED PORTFOLIO
GROWTH PORTFOLIO
-----------------------
                                                     Assuming No
                          Assuming Redemption         Redemption
                           1 Year     3 Years     1 Year     3 Years
                          --------   ---------   --------   --------
  Class A Shares(1)          $55        $72         $55        $72
  Class B Shares(2)          $56        $79         $16        $49
  Class C Shares             $26        $49         $16        $49



(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions made within 24 months after a purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above does not assume conversion of Class B Shares since it reflects figures only for one and three years. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

     The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in each Class will bear directly or indirectly.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


Financial Highlights for the Portfolios are not included because, as of the date of this Prospectus, the Portfolios had been in operation for less than one year. The Portfolios Semi-Annual Report may be obtained by calling 800-523-1918.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Income Portfolio is to seek a combination of current income and preservation of capital with capital appreciation. It seeks to achieve this objective by investing in primarily a mix of fixed-income and domestic equity securities, including fixed-income and domestic equity Underlying Funds, although it may invest up to 10% of its assets in international equity securities, including international equity Underlying Funds. The Income Portfolio will generally invest at least 45% of its portfolio in fixed-income securities and 20% in domestic equity securities.

     The investment objective of the Balanced Portfolio is to seek capital appreciation with current income as a secondary objective. The Balanced Portfolio seeks to achieve its objective by investing primarily in domestic equity and fixed-income securities, including domestic equity and fixed-income Underlying Funds. The Balanced Portfolio may also invest in international equity and fixed-income securities, including international equity and fixed-income Underlying Funds. The Balanced Portfolio will generally invest at least 25% of its net assets in fixed-income securities, including fixed-income Underlying Funds.

     The investment objective of the Growth Portfolio is to seek long term capital growth. The Growth Portfolio seeks to achieve this objective by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed-income securities, including fixed-income Underlying Funds. The equity securities may include international securities, including international Underlying Funds.


     Each Portfolio will pursue its investment objective through active asset allocation implemented primarily with investments in a combination of the Underlying Funds. The Portfolios may also separately invest directly in the same securities and employ the same investment strategies as any of the Underlying Funds, to the extent consistent with each Portfolio's investment objective. The Portfolios will invest directly in securities or other investment instruments for such purposes as avoiding undue disruption of the activities of the Underlying Funds, hedging of the Portfolios' investment positions, or to make investments in asset classes not available in the Underlying Funds. While it is anticipated that at most times the Portfolios will be primarily invested in the Underlying Funds, it is possible, from time to time, for the Portfolios to be substantially invested directly in securities. The investment objective of each Portfolio is considered a "non-fundamental policy," which means that it may be changed without approval of a Portfolio's shareholders. There is no assurance that a Portfolio will achieve its objective.


Suitability
     The Trust consists of three separate Portfolios. The Portfolios pursue different investment objectives, with different levels of risk and return. Each Portfolio is designed to be a long-term investment. The descriptions below compare the three Portfolios' levels of risk and return relative to one another and are not intended to imply any particular absolute level of risk or return for any Portfolio.


Income Portfolio (Wealth Preservation Phase - Lower Risk Tolerance)
     May be appropriate for the investor in the pre-Retirement/Retirement phase (55+ yrs.) or the investor looking for reduced portfolio risk and/or an increase in current income.


Balanced Portfolio (Wealth Accumulation Phase - Moderate Risk Tolerance)
     May be appropriate for the investor looking for the capital appreciation potential of the stock market and the income potential of the bond market.

Growth Portfolio (Earlier Wealth Accumulation Phase - Higher Risk Tolerance)
     May be appropriate for the investor looking for long term capital growth with no need for current income.



Investment Strategy
     The Portfolios will invest primarily in open-end investment companies (mutual funds) that are members of the Delaware Investments Family of Mutual Funds (individually, an "Underlying Fund" and collectively, the "Underlying Funds"), as well as invest in the same kinds of securities and employ the same investment strategies as any of the Underlying Funds, to the extent consistent with each Portfolio's investment objectives. The Underlying Funds include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that each Portfolio will invest in a different combination of securities and Underlying Funds, reflecting the different investment objectives and levels of risk and return that each Portfolio seeks. In allocating the Portfolios' assets, the Manager will evaluate the expected return of the Underlying Funds, the volatility of the Underlying Funds (i.e., the variability of returns from one period to the next), and the correlation of the Underlying Funds (i.e. the degree to which the Underlying Funds move together).

     The allocation of the assets of each Portfolio will be determined by the Manager. The Manager is the investment manager for each Portfolio. The Manager or its affiliates also serve as the investment manager to each Underlying Fund. In determining the asset allocation of the Portfolios, the Manager will establish an allocation according to asset classes and will implement such allocation through investment in an appropriate combination of securities and Underlying Funds.

     The Underlying Funds that will be considered for investment by each Portfolio are listed below, grouped within broad asset classes. The asset class headings below are provided for convenience and are approximate in nature. For more detailed information on the investment policies of each Underlying Fund, see Investment Policies of the Underlying Funds. The list of Underlying Funds may change from time to time, and Underlying Funds may be added or deleted upon the recommendation of the Manager without shareholder approval.


UNDERLYING FUNDS
U.S. Equity                             International Equity
 Aggressive Growth Fund                  Emerging Markets Fund
 Blue Chip Fund                          International Equity Fund
 Decatur Total Return Fund               International Small Cap Fund
 DelCap Fund                             New Pacific Fund
 Devon Fund
 Small Cap Value Fund
 The Real Estate Investment Trust       Fixed-Income
 Portfolio                               Delchester Fund
 Trend Fund                              Global Bond Fund
 U.S. Growth Fund                        Limited-Term Government Fund
                                        U.S. Government Fund
                                         High-Yield Opportunities Fund

                                        Money Market
                                         Delaware Cash Reserve

     Under normal circumstances, it can generally be anticipated that of the three Portfolios, the Growth Portfolio will hold a higher percentage of its assets in U.S. equity and international securities (including Underlying Funds which invest primarily in those securities) than will the Balanced Portfolio, which in turn will hold a higher percentage in such securities and Underlying Funds than will the Income Portfolio. Likewise, it can generally be anticipated that of the three Portfolios, the Income Portfolio will hold a higher percentage of its assets in fixed-income securities (including Underlying Funds which invest primarily in those securities) than will the Balanced Portfolio, which in turn will hold a higher percentage in such securities and Underlying Funds than will the Growth Portfolio.
     The percentage ranges targeted for each Portfolio by broad asset class are set forth below. The percentage ranges applicable to each asset class for each Portfolio may be changed from time to time by the Manager without the approval of shareholders.

               Percentage Ranges of Investment in Asset Classes




                                Income       Balanced      Growth
        Asset Class           Portfolio     Portfolio     Portfolio
--------------------------   -----------   -----------   ----------
U.S. Equity ..............   20%-50%       35%-65%       45%-75%
International Equity .....   0%-10%        5%-20%        10%-30%
Fixed-income .............   45%-75%       25%-55%       5%-35%
Money Market .............   0%-35%        0%-35%        0%-35%


     A Portfolio will generally at all times be invested in at least four Underlying Funds, consistent with the table above. Any Portfolio may invest up to 100% of its total assets in cash, money market instruments or in Delaware Cash Reserve for temporary, defensive purposes.


Purchases of Shares of the Underlying Funds
     To the extent the Portfolios invest in Underlying Funds, they will invest only in Institutional Class Shares of such Underlying Funds. Accordingly, the Portfolios will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Underlying Funds. The Portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds that are applicable to holders of Institutional Class Shares. The investment returns of each Portfolio, therefore, will be net of the expenses of the Underlying Funds in which it is invested.


Direct Investment in Securities and Other Investment Strategies
     Each Portfolio may, to the extent consistent with its investment objective, invest its assets directly in the same types of securities as those in which the Underlying Funds invest. In addition, each Portfolio may, to the extent consistent with its investment objective, engage directly in the same types of investment strategies as those in which each Underlying Fund may engage. Each Portfolio would use such investment strategies to hedge investment positions, including investments directly in securities and investments in the Underlying Funds, to protect the Portfolio against a decline in an Underlying Fund's value. Each Portfolio does not intend to engage in these investment strategies for non-hedging purposes such that more than 5% of its assets will be exposed. For a description of these securities and investment strategies, see Investment Policies of the Underlying Funds.


Risk Factors
     The value of the Portfolios' shares will increase as the value of the securities owned by the Portfolios increases and will decrease as the value of the Portfolios' investments decreases. In addition, the Portfolios' share prices and yields will fluctuate in response to movements in the securities markets as a whole. Over time, the value of an investment in the Growth Portfolio is generally expected to fluctuate more than an investment in the Balanced Portfolio, which in turn is generally expected to fluctuate more over time then an investment in the Income Portfolio.

     Each Portfolio's assets may be primarily invested in a combination of the Underlying Funds. As a result, each Portfolio's investment performance may be directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective may thus be directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Manager. There can be no assurance that the investment objective of any Portfolio or Underlying Fund will be achieved.

     The Underlying Funds may engage in a variety of investment strategies which involve certain risks. Moreover, each Portfolio may, to the extent consistent with its investment objectives, invest in the same securities and employ the same investment strategies as any of the Underlying Funds. The Portfolios may therefore be subject to some of the risks resulting from these strategies. The Portfolios, to the extent consistent with their investment objectives, and certain of the Underlying Funds may purchase foreign securities; purchase high yielding, high risk debt securities (commonly referred to as "junk bonds"); enter into foreign currency transactions; engage in options transactions; engage in futures contracts and options on futures; purchase zero coupon bonds and pay-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; loan portfolio securities and engage in various other investment strategies. Further information on these investment strategies can be found under Other Investment Policies and Risk Considerations and in Part B.

     Because the Underlying Funds are separately managed, it is possible that certain Underlying Funds in which a Portfolio invests may be acquiring securities at the same time that other Underlying Funds in which that Portfolio invests are selling the same security. Similarly, it is possible that a Portfolio may directly acquire a security at the same time that an Underlying Fund in which it invests is selling the same security, or vice versa. This practice could result in higher indirect transactions costs for a Portfolio, and thus adversely effect the Portfolio's returns, than would be the case if the Portfolio were only investing directly in securities.

     Each Portfolio is considered a nondiversified investment company under the regulations which govern mutual funds because it may invest in a limited number of securities and Underlying Funds. As a result, each Portfolio may be subject to greater risk with respect to its individual portfolio than a fund that is more broadly diversified among a number of issuers. However, most of the Underlying Funds themselves are diversified investment companies. The Portfolios may not concentrate in any particular industry, sector or foreign government security (except for investment companies, to the extent that it is considered an industry or sector).

     The Manager has adopted Asset Allocation Guidelines (the "Guidelines") which govern the Portfolios' purchases and redemptions of shares of the Underlying Funds. Pursuant to these Guidelines, if the Manager anticipates that a Portfolio's allocation transaction will disrupt the investment activities of an Underlying Fund, the portfolio managers of the relevant Portfolio and Underlying Fund will confer on steps to minimize adverse effects on both the Portfolio and the Underlying Fund, such as staggering the timing and amounts of such allocation transactions. In addition, the Manager will attempt to minimize the number and size of allocation transactions taking place at any one time while attempting to avoid losing investment opportunities for the Portfolio. As a result, the Portfolios may, on occasion, be unable to purchase or redeem shares of an Underlying Fund as quickly or in such amounts as they otherwise would in the absence of such Guidelines. Such delays or changes in amounts may decrease the total return and/or increase the volatility of the Portfolios.

                                     * * *

     For additional information about each Portfolio's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations.

INVESTMENTS OF THE UNDERLYING FUNDS


     The following is a summary of the investment objectives and strategies of the Underlying Funds and the types of securities in which they may invest. The investment objectives of the Underlying Funds are fundamental policies and there is no assurance that they will achieve their respective investment objectives. Each Underlying Fund will constantly strive to achieve its objectives and, in investing to do so, may hold securities for any period of time. To the extent that an Underlying Fund (other than a Money Market Fund) engages in short-term trading in attempting to achieve its objectives, it may increase its portfolio turnover rate and incur larger portfolio transaction expenses (including brokerage commissions) and other expenses than might otherwise be the case. Additional investment strategies with respect to the Underlying Funds are described in Other Investment Policies and Risk Considerations and in Part B, as well as in the prospectuses of each Underlying Fund. For a free copy of a prospectus of any of the Underlying Funds, call 1-800-523-1918 or write to the Trust at the address given above. Except where noted, the Manager serves as investment manager for each of the Underlying Funds.



U.S. Equity Funds
     As described below, the following Underlying Funds invest primarily in equity securities of companies located or conducting their business primarily in the United States.

Aggressive Growth Fund. The investment objective of Aggressive Growth Fund is long-term capital appreciation which the Aggressive Growth Fund attempts to achieve by investing primarily in equity securities of companies which the Manager believes have the potential for high earnings growth. Although the Aggressive Growth Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Aggressive Growth Fund's investments. The Aggressive Growth Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in equity securities (including convertible securities) of companies which the Manager believes have the potential for high earnings growth and which are U.S. companies with stock market capitalizations of at least $300 million. The Aggressive Growth Fund has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks with more established earnings histories.

     The Aggressive Growth Fund will invest in equity securities of companies the Manager believes to be undervalued and to have the potential for high earnings growth. Companies in which the Aggressive Growth Fund invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earnings ratios; and high relative discounted cash flows. In selecting the Aggressive Growth Fund's investments, the Manager also focuses on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

     In pursuing its objective, the Aggressive Growth Fund anticipates that it will invest substantially all, and under normal conditions not less than 65%, of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Aggressive Growth Fund invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings, if any, of those securities will not be an important factor in their selection.

     At no time will the investments of the Aggressive Growth Fund in bank obligations, including time deposits, exceed 25% of the value of the Aggressive Growth Fund's assets.

Blue Chip Fund. The investment objective of Blue Chip Fund is to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and securities that are convertible into equity securities. The sub-adviser, Vantage Global Advisors, Inc. ("Vantage"), an affiliate of the Manager, will invest in companies which it believes exhibit growth potential that significantly exceeds the average anticipated growth rate of companies included in the Standard and Poor's 500 Index ("S&P 500"). Under normal market conditions, at least 65% of the total assets of Blue Chip Fund will be in companies determined by Vantage to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by Blue Chip Fund will be greater than $5 billion. For investment purposes, however, "Blue Chip" companies are those whose market capitalization is greater than $2.5 billion at the time of investment.

     Vantage believes "Blue Chip" companies have characteristics which are desirable in seeking to achieve the investment objectives of Blue Chip Fund. For example, such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and service. Securities of "Blue Chip" companies generally are considered to be highly liquid, because compared to those of lesser capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.

     While it is anticipated that Blue Chip Fund will invest principally in common stock and securities that are convertible into common stock, Blue Chip Fund may invest in all available types of equity securities, including without limitation, preferred stock and warrants. Investments in equity securities other than common stock or securities that are convertible into common stock will be made when such securities are more attractively priced relative to the underlying common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. Convertible securities include preferred stock and debentures that pay a stated interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow Blue Chip Fund to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates as well as factors affecting the market value of the underlying common stock.

     Up to 20% of Blue Chip Fund's total assets may be invested directly or indirectly in securities of issuers domiciled in foreign countries, including investments in American, European and Global Depositary Receipts. ("ADRs", "EDRs" and "GDRs," respectively or, collectively, "Depositary Receipts"). Blue Chip Fund may enter into options and futures transactions for hedging purposes to attempt to counterbalance portfolio volatility.

Decatur Total Return Fund. The investment objective of Decatur Total Return Fund is to seek to achieve long-term growth. It seeks to achieve its objective by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. The Decatur Total Return Fund seeks to provide shareholders with a current return while allowing them to participate in the capital gains potential associated with equity investments.

     The Decatur Total Return Fund generally invests in common stocks and income-producing securities that are convertible into common stocks. The Manager looks for securities having a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.

     All available types of appropriate securities are under continuous study. The Decatur Total Return Fund may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions. In seeking to obtain its objective, the Decatur Total Return Fund may hold securities for any period of time. For temporary, defensive purposes, it may hold a substantial portion of its assets in cash or short-term obligations.

     Income-producing convertible securities include preferred stock and debentures that pay a stated or variable interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Decatur Total Return Fund to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates, as well as factors affecting the market value of the underlying common stock.

DelCap Fund. The investment objective of DelCap Fund is long-term capital appreciation. DelCap Fund's strategy is to invest primarily in common stocks that, in the judgment of the Manager, are of superior quality and in securities that are convertible into such common stocks. DelCap Fund will attempt to achieve its objective by purchasing securities issued by companies whose earnings the Manager believes will grow more rapidly than the average of those listed in the S&P 500 Stock Index. The Manager's emphasis will be on the securities of companies that, in its judgment, have the characteristics supporting such earnings growth. This judgment will be based on, among other things, the financial strength of the company, the expertise of its management, the growth potential of the company within the industry and the growth potential of the industry itself. The focus will be on those securities of companies the Manager believes have established themselves within their industry while maintaining growth potential.

     While the Manager believes its objective may best be achieved by investing in common stock, DelCap Fund may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stock, bonds and foreign securities. Any specific investment will be dependent upon the judgment of the Manager. DelCap Fund may make foreign investments through the purchase and sale of sponsored or unsponsored ADRs.

Devon Fund. The investment objective of Devon Fund is to seek current income and capital appreciation. The Devon Fund will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the Manager believes have the potential for above average dividend increases over time. Under normal circumstances, the Devon Fund will generally invest at least 65% of its total assets in dividend paying common stocks.

     In selecting stocks for the Devon Fund, the Manager will focus primarily on dividend paying common stocks issued by companies with market capitalizations in excess of $100 million, but is not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, the Manager will consider such factors as the historical growth rate of a dividend, the frequency of prior dividend increases, the issuing company's potential to generate cash flows, and the price/earnings multiple of the stock relative to the market. The Manager will generally avoid stocks that it believes are overvalued and may select stocks with current dividend yields that are lower than the current yield of the S&P 500 Stock Index in exchange for anticipated dividend growth.

     While the Manager believes that the Devon Fund's objective may best be attained by investing in common stocks, the Devon Fund may also invest in other securities including, but not limited to, convertible and preferred securities, rights and warrants to purchase common stock, and various types of fixed-income securities, such as U.S. government and government agency securities, corporate debt securities and bank obligations, and may also engage in futures transactions. The Devon Fund may also invest in foreign securities.

Small Cap Value Fund. The investment objective of Small Cap Value Fund is capital appreciation. The strategy will be to invest primarily in common stocks and securities convertible into common stocks which, in the opinion of the Manager, have market values which appear low relative to their underlying value or future earnings and growth potential. Small Cap Value Fund is designed primarily for capital appreciation; providing current income is not an objective. Any income produced is expected to be minimal.

     Securities will be purchased that the Manager believes to be undervalued in relation to asset value or long-term earning power of the companies. The Manager may also invest in securities of companies where current or anticipated favorable changes within a company provide an opportunity for capital appreciation. The Manager's emphasis will be on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

     While not a fundamental policy, under normal market conditions the Small Cap Value Fund intends to invest at least 65% of its net assets in securities issued by small cap companies, those currently having a market capitalization generally of less than $1.5 billion. As a general matter, small cap companies may have more limited product lines, markets and financial resources than large cap companies. In addition, securities of small cap companies, generally, may trade less frequently (and with lesser volume), may be more volatile and may be somewhat less liquid than securities issued by larger capitalization companies.

     The Manager will consider the financial strength of the company, the nature of its management and any developments affecting the security, the company or the industry. Securities may be out of favor due to a variety of factors, such as lack of an institutional following, or unfavorable developments affecting the issuer of the securities, such as poor earning reports, dividend reductions or cyclical economic or business conditions. Other securities considered by the Manager would include those of companies where current or anticipated favorable changes such as a new product or service, technological breakthrough, management change, projected takeovers, changes in capitalization or redefinition of future corporate operations provide an opportunity for capital appreciation. The Manager will also consider securities where trading patterns suggest that significant positions are being accumulated by officers of the company, outside investors or the company itself. The Manager feels it may uncover situations where those who have a vested interest in the company feel the securities are undervalued and have appreciation potential.

     While the Manager believes that Small Cap Value Fund's objective may best be attained by investing in common stocks, it may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities. Although it is expected to receive relatively less emphasis, Small Cap Value Fund may also invest in fixed-income securities without regard to a minimum grade level in pursuit of its objective where there are favorable changes in a company's earnings or growth potential or where general economic conditions and the interest rate environment provide an opportunity for declining interest rates and consequent appreciation in these securities. Lower rated high yield, high risk bonds are sometimes referred to as "junk bonds." The strategies employed are dependent upon the judgment of the Manager.

     If the Manager believes that market conditions warrant, Small Cap Value Fund may employ options strategies. Small Cap Value Fund may write covered call options on individual issues as well as write call options on stock indices. It may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and Small Cap Value Fund's portfolio as well as the price movement of individual securities. Small Cap Value Fund does not currently intend to write or purchase stock index options. While there is no limit on the amount of Small Cap Value Fund's assets which may be invested in covered call options, it will not invest more than 2% of its net assets in put options. Small Cap Value Fund will only use exchange-traded options. It may enter into futures contracts and buy and sell options on futures contracts relating to securities, securities indices or interest rates.

     Although it will receive relatively minor emphasis in pursuit of its objective, Small Cap Value Fund may also purchase, at times, lower rated or unrated corporate bonds without regard to a grade minimum, which may be considered speculative and may increase the portfolio's credit risk. Although Small Cap Value Fund will not ordinarily purchase bonds rated below B by Moody's or S&P (i.e., high-yield, high-risk fixed-income securities), it may do so if the Manager believes that capital appreciation is likely. Small Cap Value Fund will not invest more than 25% of its net assets in bonds rated below B. Investing in such lower rated debt securities may involve certain risks not typically associated with higher rated securities. Such bonds, commonly referred to as "junk bonds," are considered very speculative and may possibly be in default or have interest payments in arrears.

The Real Estate Investment Trust Portfolio. The investment objective of The Real Estate Investment Trust Portfolio is to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Real Estate Investment Trust Portfolio seeks to achieve its objectives by investing in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of The Real Estate Investment Trust Portfolio's total assets will be invested in equity securities of real estate investment trusts ("REITs"). The Real Estate Investment Trust Portfolio will operate as a nondiversified fund as defined by the 1940 Act.

     The Real Estate Investment Trust Portfolio invests in equity securities of REITs and other real estate industry operating companies ("REOCs"). For purposes of The Real Estate Investment Trust Portfolio's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. The Real Estate Investment Trust Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities for this purpose include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Real Estate Investment Trust Portfolio may also purchase preferred stock. The Real Estate Investment Trust Portfolio may invest up to 10% of its assets in foreign securities, and in convertible securities. The Real Estate Investment Trust Portfolio may also invest in mortgage-backed securities.

     The Real Estate Investment Trust Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager's opinion, such holdings are prudent given then prevailing market conditions. Except when the Manager believes a temporary defensive approach is appropriate, The Real Estate Investment Trust Portfolio will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as determined by the Manager.

     Although The Real Estate Investment Trust Portfolio does not invest directly in real estate, The Real Estate Investment Trust Portfolio does invest primarily in REITs, and may purchase equity securities of REOCs. Thus, because The Real Estate Investment Trust Portfolio concentrates its investments in the real estate industry, an investment in The Real Estate Investment Trust Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses, uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     The Real Estate Investment Trust Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as The Real Estate Investment Trust Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act. By investing in REITs indirectly The Real Estate Investment Trust Portfolio, a shareholder bears not only a proportionate share of the expenses of The Real Estate Investment Trust Portfolio, but also, indirectly, similar expenses of the REITs.

     While The Real Estate Investment Trust Portfolio does not intend to invest directly in real estate, The Real Estate Investment Trust Portfolio could, under certain circumstances, own real estate directly as a result of a default on securities that it owns. In addition, if The Real Estate Investment Trust Portfolio has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect The Real Estate Investment Trust Portfolio's ability to retain its tax status as a regulated investment company.

     The Real Estate Investment Trust Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability quickly to deploy into the stock market The Real Estate Investment Trust Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when The Real Estate Investment Trust Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for The Real Estate Investment Trust Portfolio.

     In connection with The Real Estate Investment Trust Portfolio's ability to invest up to 10% of its total assets in the securities of foreign issuers, currency considerations may present risks if The Real Estate

Investment Trust Portfolio holds international securities. Currency considerations carry a special risk for a portfolio of international securities. In this regard, The Real Estate Investment Trust Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

     The Manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Manager may take advantage of short-term opportunities that are consistent with The Real Estate Investment Trust Portfolio's investment objectives.

Trend Fund. The investment objective of Trend Fund is long-term capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. Income is not an objective of Trend Fund.

     Trend Fund will seek to identify changing and dominant trends within the economy, the political arena and our society. It will purchase securities which the Manager believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.

     Trend Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration.

     Trend Fund may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. Trend Fund may also invest in foreign securities. For hedging purposes, Trend Fund may engage in options activity and enter into futures contracts and options on futures contracts.

U.S. Growth Fund. The U.S. Growth Fund's fundamental investment objective is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. The Manager or sub-adviser, Lynch & Mayer, Inc. ("Lynch & Mayer"), an affiliate of the Manager, will seek investments in companies of all sizes that the Manager or sub-adviser believes have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities in such companies will be only an incidental consideration of U.S. Growth Fund.

     The U.S. Growth Fund intends to invest primarily in common stocks believed by the Manager or sub-adviser to have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. The U.S. Growth Fund may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. The U.S. Growth Fund may also invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P if, in the opinion of the Manager or sub-adviser, doing so would further U.S. Growth Fund's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The U.S. Growth Fund may invest up to 20% of its assets in foreign securities.

International Equity Funds
     As described below, the following Underlying Funds invest primarily in equity securities of companies located or conducting their business primarily in foreign countries.

Emerging Markets Fund. The investment objective of Emerging Markets Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of issuers located or operating in emerging countries. Under normal circumstances, at least 65% of Emerging Markets Fund's assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different emerging market countries. It will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities and warrants issued by companies located or operating in emerging countries. It is managed by Delaware International Advisers Ltd. ("Delaware International"), an affiliate of the Manager.

     Emerging Markets Fund considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the IFC Free Index or MSCI EMF Index will be considered to be an "emerging country." As of the date of this Prospectus, there are more than 130 countries which, in Delaware International's judgment, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Within this group of developing or emerging countries are included almost every nation in the world, except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

     Currently, investing in many emerging countries is not feasible, or may, in Delaware International's opinion, involve unacceptable political risks. Emerging Markets Fund will focus its investments in those emerging countries where Delaware International considers the economies to be developing strongly and where the markets are becoming more sophisticated. Delaware International believes that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

     In considering possible emerging countries in which Emerging Markets Fund may invest, Delaware International will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. It is currently anticipated that the countries in which Emerging Markets Fund may invest will include, but not be limited to, Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Korea, Malaysia, Mexico, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, Delaware International expects to expand and further diversify the countries in which the Emerging Markets Fund invests.

     Although not an exclusive list of criteria to be considered by Delaware International, an emerging country equity security is one issued by a company that, in the opinion of Delaware International, exhibits one or more of the following characteristics: (i) its principal securities trading market is an emerging country, as defined above; (ii) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. Determinations as to eligibility will be made by Delaware International based on publicly available information and inquiries made of the companies.

     Emerging Markets Fund may invest in Depositary Receipts, and in both open-end and listed or unlisted closed-end investment companies, as well as unregistered investment companies. The Emerging Markets Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

     The Emerging Markets Fund may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by Delaware International to be of equivalent quality and which present special investment risks. Such securities are commonly referred to as "junk bonds." Emerging Markets Fund may also invest in Brady Bonds and zero coupon securities.

International Equity Fund. The investment objective of the International Equity Fund is to achieve long-term growth without undue risk to principal. It seeks to achieve this objective by investing primarily in securities that provide the potential for capital appreciation and income. As an international fund, International Equity Fund may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of International Equity Fund's assets will be invested in the securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the European Currency Unit ("ECU"). International Equity Fund is managed by Delaware International.

     International Equity Fund will attempt to achieve its objective by investing in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. Delaware International will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar.

     With a dividend discount analysis, Delaware International looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Delaware International uses this technique to attempt to compare the value of different investments. With a purchasing power parity approach, Delaware International attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. International Equity Fund may also invest in sponsored or unsponsored ADRs or EDRs.

     While International Equity Fund may purchase securities in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which International Equity Fund may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong, and Singapore/Malaysia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries. Any investment International Equity Fund may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

     Although International Equity Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. International Equity Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). The International Equity Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. The International Equity Fund also may purchase and write put and call options on foreign currencies (trade on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by International Equity Fund and against increases in the U.S. dollar cost of such securities to be acquired.

International Small Cap Fund. The investment objective of International Small Cap Fund is to achieve long-term capital appreciation. This Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. International Small Cap Fund is an international fund. Under normal circumstances, at least 65% of International Small Cap Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The current market capitalization of the companies in which International Small Cap Fund intends to invest primarily generally will be $1.5 billion or less (at the time of purchase). International Small Cap Fund is managed by Delaware International.

     The equity securities in which International Small Cap Fund may invest include common stocks, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. International Small Cap Fund may also invest in foreign companies through sponsored or unsponsored American Depositary Receipts, European Depositary Receipts or Global Depositary Receipts ("Depositary Receipts"), which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. By focusing on smaller, non-U.S. companies, International Small Cap Fund seeks to identify equity securities of emerging and other growth-oriented companies which in the opinion of Delaware International, are responsive to changes within their markets, and have the fundamental characteristics to support growth. Delaware International will seek to identify changing and dominant trends within the relevant markets, and will purchase securities of companies which it believes will benefit from these trends. In addition, Delaware International will consider the financial strength of the company, the nature of its management, and any developments affecting the company or its industry. Delaware International may invest in smaller capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not yet be fully recognized by the market. See Small to Medium-Sized Companies under Other Investment Policies and Risk Considerations.

     While International Small Cap Fund may purchase securities in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which International Small Cap Fund may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong and Singapore/Malaysia as well as Indonesia, Korea, the Philippines, Taiwan and Thailand. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries. See Investment Company Securities under Other Investment Policies and Risk Considerations.

     In selecting investments for International Small Cap Fund, Delaware International will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. Delaware International uses the dividend discount analysis to compare the value of different investments. Using this technique, Delaware International looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, Delaware International attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued.

     International Small Cap Fund may invest in both open-end and listed or unlisted closed-end investment companies, as well as unregistered investment companies. See Investment Company Securities under Other Investment Policies and Risk Considerations. International Small Cap Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

     International Small Cap Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by Delaware International to be of equivalent quality and which present special investment risks. International Small Cap Fund may also invest in Brady Bonds. See High Yield, High Risk Securities under Other Investment Policies and Risk Considerations and Risk Factors under Investment Objectives and Policies.

     For temporary defensive purposes, International Small Cap Fund may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by foreign or U.S. companies. For example, International Small Cap Fund may invest in U.S. fixed-income markets when Delaware International believes that the global equity markets are excessively volatile or overvalued so that International Small Cap Fund's objective cannot be achieved in such markets. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's, or if unrated, will be determined to be of comparable quality by Delaware International. International

Small Cap Fund may also invest in the securities listed above pending investment of proceeds from new sales of Fund shares and to maintain sufficient cash to meet redemption requests.

New Pacific Fund. New Pacific Fund's investment objective is to seek to maximize long-term capital appreciation by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin. John Govett & Company Limited ("John Govett") serves as sub-adviser for New Pacific Fund.

     The New Pacific Fund will invest in companies of varying size, measured by assets, sales and capitalization. It will invest in companies in one or more of the following Pacific Basin countries: Australia, Pakistan, China, Philippines, Hong Kong, Singapore, India, South Korea, Indonesia, Sri Lanka, Japan, Taiwan, Malaysia, Thailand, and New Zealand.

     New Pacific Fund may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. While New Pacific Fund will generally have investments in companies located in at least three different countries or regions, it may from time to time have investments only in one or a few countries or regions.

     New Pacific Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. It may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. New Pacific Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.

     Under normal circumstances, at least 65% of New Pacific Fund's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. It may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. New Pacific Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, it may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.


Fixed-Income Funds
     As described below, the following Underlying Funds invest primarily in fixed-income securities.

Delchester Fund. The investment objective of the Delchester Fund is to seek the highest current income which the Manager believes is consistent with prudent investment management. The strategy is to invest primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. Delchester Fund will invest at least 80% of its assets at the time of purchase in:

     (1) Corporate Bonds. Delchester Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds;

     (2) Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

     (3) Commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's.

     Delchester Fund must invest the remaining assets, if any, in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants.

     In the long run, Delchester Fund's assets are expected to be invested primarily in unrated corporate bonds and bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. See Appendix A to this Prospectus for more rating information. Investing in these so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

High-Yield Opportunities Fund. The objective of High- Yield Opportunities Fund is to seek total return and, as a secondary objective, high current income. High-Yield Opportunities Fund seeks to achieve its objective by investing primarily in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally-recognized statistical rating organization or, if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manager.

     High-Yield Opportunities Fund will invest at least 65% of its assets at the time of purchase in corporate bonds that may be rated BB or lower by S&P or Ba or lower by Moody's, or similarly rated by another nationally- recognized statistical rating organization, or if unrated (which may be more speculative in nature than rated bonds), judged to be of comparable quality by the Manger. High-Yield Opportunities Fund generally will not purchase corporate bonds which, at the time of purchase, are rated lower than CCC by S&P or Caa by Moody's. See Appendix A to this Prospectus for more rating information. If a corporate bond held by High-Yield Opportunities Fund drops below these levels, including a security that goes into default, High-Yield Opportunities Fund will commence with an orderly sale of the security in a manner devised to minimize any adverse affect on High-Yield Opportunities Fund. If a sale of the security is not practicable for any reason, High-Yield Opportunities Fund will pursue other available measures reasonably anticipated by the Manager to facilitate repayment of the bond.

     High-Yield Opportunities Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, judged to be of comparable quality by the Manager.

     High-Yield Opportunities Fund may acquire zero coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds. High-Yield Opportunities Fund may also invest in other types of income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative.

     High-Yield Opportunities Fund may purchase privately-placed debt and other securities the resale of which is restricted under applicable securities laws. Such securities may be less liquid than securities that are not subject to resale restrictions. High-Yield Opportunities Fund will not purchase illiquid assets, if more than 15% of its net assets would consist of such illiquid securities.

     High-Yield Opportunities Fund may invest up to 15% of its total assets in securities of issuers domiciled in foreign countries.

     High-Yield Opportunities Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager's opinion, such holdings are prudent given then prevailing market conditions or pending investment in other types of securities. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by the Manager.

     The Manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Manager may take advantage of short-term opportunities that are consistent with its investment objective.

Global Bond Fund. The investment objective of it Global Bond Fund is to achieve current income consistent with the preservation of investors' principal. It seeks to achieve this objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. As is a global fund, under normal circumstances, at least 65% of its assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Global Bond Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the ECU. Global Bond Fund is managed by Delaware International.

     Global Bond Fund will attempt to achieve its objective by investing at least 65% of its assets in a broad range of fixed-income securities, including foreign and U.S. government securities and debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's, or if unrated, are deemed to be of comparable quality by Delaware International. It may also invest in zero coupon bonds and in the debt securities of supranational entities denominated in any currency. Generally, the value of fixed-income securities moves inversely to the movement of market interest rates. The value of Global Bond Fund's portfolio securities and, thus, an investor's shares will be affected by changes in such rates.

     Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank. For increased safety, Global Bond Fund currently anticipates that a large percentage of its assets will be invested in U.S. and foreign government securities and securities of supranational entities.

     With respect to U.S. government securities, Global Bond Fund may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. Direct obligations of the U.S. government which are available for purchase by the Global Bond Fund include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These obligations differ mainly in interest rates, maturities and dates of issuance. Agencies whose obligations are backed by the full faith and credit of the United States include the Farmers Home Administration, Federal Financing Bank and others.

     With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Global Bond Fund will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined by Delaware International to be of comparable quality. Global Bond Fund may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While Global Bond Fund may purchase securities of issuers in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which Global Bond Fund may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries. Any investment Global Bond Fund may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

     From time to time, the Global Bond Fund may find opportunities to pursue its objective outside of the fixed-income markets, but in no event will such investments exceed 5% of Global Bond Fund's net assets. Global Bond Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). It may invest no more than 10% of the value of its net assets in illiquid securities. Global Bond Fund will not concentrate its investments in any particular industry, which means that it will not invest 25% or more of its total assets in any one industry.

     It is anticipated that the average weighted maturity of the portfolio will be in the five-to-ten year range. If, however, Delaware International anticipates a declining interest rate environment, the average weighted maturity may be extended past ten years. Conversely, if Delaware International anticipates a rising rate environment, the average weighted maturity may be shortened to less than five years.

     In order to attempt to protect Global Bond Fund's investments from interest rate fluctuations, it may engage in interest rate swaps. Global Bond Fund intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by Global Bond Fund with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if Global Bond Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect Global Bond Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

     Global Bond Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with Global Bond Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for non-speculative purposes and not for the purpose of leveraging its investments, Delaware International and Global Bond Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of Global Bond Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian Bank. If Global Bond Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of Global Bond Fund's obligations with respect to the swap.

Limited-Term Government Fund. Limited-Term Government Fund seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity. It seeks to do this by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. Limited-Term Government Fund may also invest up to 20% of its assets in corporate notes and bonds, certificates of deposit and obligations of both U.S. and foreign banks, commercial paper and certain asset-back securities. Limited-Term Government Fund is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. Limited-Term Government Fund is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time.

     The level of income will vary depending on interest rates and the portfolio. However, since longer term rates are generally less volatile than short-term rates, the level of income for Limited-Term Government Fund may tend to be less volatile than, for example, a money market fund. Limited-Term Government Fund attempts to provide yields higher than those available in money market funds or bank money market accounts by extending its portfolio maturities. By extending average maturity, Limited-Term Government Fund seeks higher income than may be available from money market securities but may also experience greater principal fluctuation.

     Limited-Term Government Fund seeks to reduce the effects of interest rate volatility on principal by keeping the average effective maturity (as that term is defined in Part B) to no more than five years. If in the judgment of the Manager rates are low, it will tend to shorten the average effective maturity to three years or less. Conversely, if in its judgment rates are high, it will tend to extend the average effective maturity to as high as five years. The Manager will increase the proportion of short-term instruments when short-term yields are higher. The Manager may purchase individual securities with a remaining maturity of up to 15 years.

     Limited-Term Government Fund will invest primarily in securities issued or guaranteed by the U.S. government (e.g., Treasury Bills and Notes), its agencies (e.g., Federal Housing Administration) or instrumentalities (e.g., Federal Home Loan Bank) or government-sponsored corporations (e.g., Federal National Mortgage Association), as well as repurchase agreements and publicly- and privately-issued mortgage-backed securities collateralized by such securities. It may invest up to 20% of its assets in: (1) corporate notes and bonds rated A or above; (2) certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars; (3) commercial paper rated P-1 by Moody's and/or A-1 by S&P's; and (4) securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. All such securities must be rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P or Aaa by Moody's).

     To achieve its objective, Limited-Term Government Fund may use certain hedging techniques at the Manager's discretion to protect it's principal value. Limited-Term Government Fund may purchase put options, write secured put options, write covered call options, purchase call options and enter into closing transactions. It may also invest in futures contracts and options on such futures contracts subject to certain limitations.

     Limited-Term Government Fund may invest up to 35% of its assets in securities issued by certain private, nongovernment corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Limited-Term Government Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, and receivables on automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. All such securities must be rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P or Aaa by Moody's).

     Limited-Term Government Fund may also use repurchase agreements which are at least 100% collateralized by securities in which Limited-Term Government Fund can invest directly. Repurchase agreements may be used to invest cash on a temporary basis. Limited-Term Government Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions. Limited-Term Government Fund may invest in restricted securities, including Rule 144A securities. Limited-Term Government may invest no more than 10% of the value of its net assets in illiquid securities.

U.S. Government Fund. The objective of U.S. Government Fund is high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These include securities issued or backed by U.S. government agencies and government-sponsored corporations which may not be backed by the full faith and credit of the U.S. government, such as the Export-Import Bank, Federal Housing Authority, Federal National Mortgage Association and Federal Home Loan Banks and mortgage-backed securities issued by non-government entities but collateralized by securities of the U.S. government, its agencies and instrumentalities. The weighted average maturity will be approximately 10 years. Although these securities are issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, the market value of these securities, upon which daily net asset value is based, may fluctuate and is not guaranteed.

     U.S. government securities include U.S. Treasury securities consisting of Treasury Bills, Treasury Notes and Treasury bonds. Some of the other government securities in which U.S. Government Fund may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such securities usually range from three months to 30 years.

     U.S. Government Fund may also invest up to 20% of its assets in: (1) corporate notes and bonds rated A or above; (2) certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars; (3) commercial paper rated P-1 by Moody's and/or A-1 by S&P; and (4) asset-backed securities rated Aaa by Moody's or AAA by S&P.

     U.S. Government Fund may invest in certificates of the Government National Mortgage Association ("GNMA"). GNMA Certificates are mortgage-backed securities. It may also invest in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). U.S. Government Fund may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. All such securities must be rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P or Aaa by Moody's).

     U.S. Government Fund may use repurchase agreements which are at least 100% collateralized by securities in which it can invest directly. Repurchase agreements may be used to invest cash on a temporary basis. U.S. Government Fund may purchase put options, write secured put options, write covered call options, purchase call options and enter into closing transactions. It may invest in futures contracts and options on such futures contracts subject to certain limitations. U.S. Government Fund may invest in restricted securities, including Rule 144A securities. U.S. Government Fund may invest no more than 10% of the value of its net assets in illiquid securities. U.S. Government Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


Money Market Funds
     As described below, the following Underlying Fund invest primarily in money market instruments.

Delaware Cash Reserve. As a money market fund, Delaware Cash Reserve's investment objective is to seek to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1.00 per share. While Delaware Cash Reserve will make every effort to maintain a fixed net asset value of $1.00 per share, there can be no assurance that this objective will be achieved.

     Delaware Cash Reserve limits its investments to those which its Board of Directors has determined present minimal credit risks and are of high quality and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply.

     Delaware Cash Reserve's investments include securities issued or guaranteed by the U.S. government (e.g., Treasury Bills and Notes) or by the credit of its agencies or instrumentalities (e.g., Federal Housing Administration and Federal Home Loan Bank). It may invest in the certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. It also may purchase commercial paper and other corporate obligations; if, at the time of purchase, such a security or, as relevant, its issuer, is rated in one of the two highest rating categories (e.g., for commercial paper, A-2 or better by S&P and P-2 or better by Moody's; and, for other corporate obligations, AA or better by S&P and Aa or better by Moody's) by at least two nationally-recognized statistical rating organizations approved by the Board of Directors or, if such security is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. Delaware Cash Reserve will not invest more than 5% of its total assets in securities rated in the second highest category by a rating organization. Appendix A describes the ratings of S&P and Moody's.

     Delaware Cash Reserve maintains an average maturity of not more than 90 days. Also, it does not purchase any instruments with an effective remaining maturity of more than 13 months. Delaware Cash Reserve intends to hold its investments until maturity, but may sell them prior to maturity for a number of reasons. These reasons include: to shorten or lengthen the average maturity, to increase the yield, to maintain the quality of the portfolio or to maintain a stable share value. If there were a national credit crisis, an issuer were to become insolvent or interest rates were to rise, principal values could be adversely affected. Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

THE DELAWARE DIFFERENCE


PLANS AND SERVICES
     The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in Delaware Investments.



SHAREHOLDER PHONE DIRECTORY


Shareholder Service Center and Investor Information Center
  800-523-1918
        Information on Existing Regular Investment Accounts and Retirement Plan Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges Portfolio Information; Literature; Price; Yield and Performance Figures


Delaphone
   800-362-FUND
   (800-362-3863)


Performance Information
     You can call the Investor Information Center during business hours for current performance information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.


Shareholder Services
     During business hours, you can call Delaware Investment's Shareholder Service Center. Our representatives can answer any questions about your account, the Portfolios, various service features and other funds in the Delaware Investments family.


Delaphone Service
     Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Portfolios, as well as other funds in the Delaware Investments family. Delaphone is available seven days a week, 24 hours a day.


Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.


Duplicate Confirmations
     If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.


Tax Information
     Each year, the Trust will mail to you information on the tax status of your dividends and distributions.

Dividend Payments
     Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another fund in the Delaware Investments family with a different investment objective, subject to certain exceptions and limitations.


     For more information, see Additional Methods of Adding to Your Investment
- Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.


MoneyLine(SM) Services
     Delaware Investments offers the following services for fast and convenient transfer of funds between your personal bank account and your Delaware Investments fund account.


1. MoneyLine(SM) Direct Deposit Service
     If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Portfolio account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Portfolio account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange. This service is not available for certain retirement plans.

2. MoneyLine(SM) On Demand
     You or your investment dealer may request purchases and redemptions of Portfolio shares by using MoneyLine(SM) On Demand. When you authorize a Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and a $50,000 maximum limit for MoneyLine(SM) On Demand transactions. This service is not available for retirement plans, except for purchases of shares by IRAs.

     For each MoneyLine(SM) Service, it may take up to four business days for he transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolios do not charge a fee for any MoneyLine(SM) Service; however, your bank may change a fee. Please call the Shareholder Service Center for additional information about these services.



Retirement Planning
     An investment in the Portfolios may be a suitable investment option for tax-deferred retirement plans. Delaware Investments offers a full spectrum of qualified and non-qualified retirement plans, including the popular 401(k) deferred compensation plan, IRA, and the new Roth IRA. Please call Delaware Investments at 800-523-1918 for more information.

Right of Accumulation
     With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of a Portfolio with the dollar amount of new purchases of Class A Shares of a Portfolio to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Investments family. See Classes of Shares.

Letter of Intention
     The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of fund shares in the Delaware Investments family over a 13-month period. See Classes of Shares and Part B.



12-Month Reinvestment Privilege
     The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.



Exchange Privilege
     The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of other funds in the Delaware Investments family, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.


Wealth Builder Option
     You may elect to invest in the Portfolios through regular liquidations of shares in your accounts in other funds in the Delaware Investments family. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Portfolio shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.



Financial Information about the Portfolios
     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Portfolio's investments and performance. The Trust's fiscal year ends on September 30.

CLASSES OF SHARES

Alternative Purchase Arrangements
     Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

     Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares (currently set at 0.25%). Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative -- Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Portfolios.

     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 0.30% 12b-1 Plan fee for the Class A Shares (currently set at 0.25%) will apply. See Automatic Conversion of Class B Shares, below.

     Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

     The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in a Portfolio with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in a Portfolio with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money and the effect of earning a return on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

     For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Distribution (12b-1) and Service under Management of the Portfolios.

     Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

     The NASD has adopted certain rules relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.


Front-End Sales Charge Alternative -- Class A Shares
     Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

     Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                                             Class A Sales Charges
-------------------------------------------------------------------------------------------------------------
                                                                                                  Dealer's
                                                                                                Commission***
                                               Front-End Sales Charge as % of                      as % of
                                            Offering                                              Offering
           Amount of Purchase                 Price                Amount Invested**                Price
----------------------------------------   ----------   ------------------------------------   --------------
                                                           Income       Balanced       Growth
                                                         Portfolio     Portfolio     Portfolio
                                                        -----------   -----------   -----------
Less than $100,000 .....................       4.75%        4.94%         4.94%         4.94%         4.00%
$100,000 but under $250,000 ............       3.75         3.88          3.88          3.88          3.00
$250,000 but under $500,000 ............       2.50         2.59          2.59          2.59          2.00
$500,000 but under $1,000,000* .........       2.00         2.00          2.00          2.00          1.60
-----------------------------------------      -----        -----         -----         -----         -----


* There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares made during the first year after the purchase and 0.50% may apply upon redemption of such shares made during the second year after the purchase.


** Based upon an initial net asset value of $8.50 per share of the respective Class A Shares.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

--------------------------------------------------------------------------------

     The Trust must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Trust. Such reduced front-end sales charges are not retroactive.


     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments' products and services and who increase sales of funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

     Beginning July 1, 1998, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:



                                        Dealer's Commission
                                        (as a percentage of
Amount of Purchase                       amount purchased)
------------------------------------   --------------------
Up to $5 million                                1.00%
Next $20 million up to $25 million              0.50
Amount over $25 million                         0.25

     Such Class A Shares are subject to a Limited CDSC of 1% if shares are redeemed during the first year after the purchase and 0.50% if shares are redeemed during the second year after the purchase.

     For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other funds in the Delaware Investments family as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of a Portfolio. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

     An exchange from other funds in the Delaware Investments family will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

     Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
     By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of a Portfolio and shares of other funds in the Delaware Investments family, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other fund holdings in the Delaware Investments family. Assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a fund in the Delaware Investments family that does carry a front-end sales charge or CDSC.


     This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members. It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

     Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative -- Class A Shares, above.



Allied Plans
     Class A Shares are available for purchase by participants in certain defined contribution plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

     A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.

     The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Buying Class A Shares at Net Asset Value
     Class A Shares of a Portfolio may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.


     Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

     Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special products.

     Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers when they are not eligible to purchase shares of the institutional class of a Portfolio; and any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and in any stable value product available through Delaware Investments, or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a Delaware Investments fund and such employer has properly represented to Delaware Investment & Retirement Services, Inc. ("DIRSI") in writing that it has the requisite number of employees and has received written confirmation back from DIRSI. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

     Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.

     Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.


     The Trust must be notified in advance that an investment qualifies for purchase at net asset value.

Group Investment Plans
     Group Investment Plans (e.g., SEP/IRA, SAR/SEP, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, and 403(b)(7) and 457 Deferred Compensation Plans) may benefit from the reduced front-end sales charges available on Class A Shares based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Company that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement investment accounts in Delaware Investments if, at the time of each such purchase, they notify the Portfolio in which they are investing that they are eligible to combine purchase amounts held in their plan account.

     The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


     For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

Deferred Sales Charge Alternative -- Class B Shares
     Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in a Portfolio's shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
     Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

     Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


Level Sales Charge Alternative -- Class C Shares
     Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.


Contingent Deferred Sales Charge -- Class B Shares and Class C Shares
     Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares or the Class C Shares of a Portfolio, even if those shares are later exchanged for shares of another fund in the Delaware Investments family. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.


     The following table sets forth the rates of the CDSC for the Class B Shares of the Portfolios:



                                  Contingent Deferred
                                  Sales Charge (as a
                                     Percentage of
                                     Dollar Amount
Year After Purchase Made          Subject to Charge)
------------------------------   --------------------
       0-2                               4%
       3-4                               3%
       5                                 2%
       6                                 1%
       7 and thereafter                  None

During the seventh year after purchase and thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently set at 0.25%) of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

     All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares under Redemption and Exchange.


Other Payments to Dealers -- Class A, Class B and Class C Shares
     From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

     Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of shares of funds in the Delaware Investments family, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.



Institutional Class
     In addition to offering the Class A, Class B and Class C Shares, the Portfolios also offer Institutional Class shares, which are described in a separate prospectus and are available for purchase only by certain institutional investors. Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain the prospectus that describes Institutional Class shares, contact the Distributor by writing to the address on the cover of this Prospectus or by calling 800-828-5052.

HOW TO BUY SHARES

Purchase Amounts
     Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.

     There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.


Investing through Your Investment Dealer
     You can make a purchase of shares of the Portfolios through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, Delaware Investments can refer you to one.

Investing by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check, payable to the specific Portfolio and Class selected to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Portfolio and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from the Portfolio. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.


Investing by Wire
     You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Class in which you are investing).



1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Portfolio and Class selected, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

     If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.



Investing by Exchange
     If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

     Holders of Class A Shares of a Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Portfolios or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other funds in the Delaware Investments family. Similarly, holders of Class C Shares of a Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other funds in the Delaware Investments family. Class B Shares of a Portfolio and Class C Shares of a Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Portfolio.


     Permissible exchanges into Class A Shares of a Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

     See Allied Plans under Classes of Shares for information on exchanges by participants in an Allied Plan.


Additional Methods of Adding to Your Investment
     Call the Shareholder Service Center for more information if you wish to use the following services:

1. Automatic Investing Plan
     The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize the Trust to transfer a designated amount monthly from your checking account to your Portfolio account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

2. Direct Deposit
     You may have your employer or bank make regular investments directly to your account for you (for example: payroll deduction, pay by phone, annuity payments). Each Portfolio also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                     * * *

     Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, the Trust has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Trust.

3. MoneyLine(SM) On Demand
     Through the MoneyLine(SM) On Demand service, you or your investment dealer may call a Portfolio to request a transfer of funds from your predesignated bank account to your Portfolio account. See MoneyLine(SM) Services under The Delaware Difference for additional information about this service.


4. Wealth Builder Option
     You can use our Wealth Builder Option to invest in a Portfolio through regular liquidations of shares in your accounts in other funds in the Delaware Investments family. You may also elect to invest in other mutual funds in the Delaware Investments family through the Wealth Builder Option through regular liquidations of shares in your Portfolio account.

     Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Investments family and invested automatically into any other Delaware Investments mutual fund account that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by written notice to the fund from which the exchanges are made. See Redemption and Exchange.


     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.


5. Dividend Reinvestment Plan
     You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Or, you may invest your distributions in certain other funds in the Delaware Investments family, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

     Reinvestments of distributions into Class A Shares of a Portfolio or of other funds in the Delaware Investments family are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of a Portfolio or of other funds in the Delaware Investments family or into Class C Shares of a Portfolio or of other funds in the Delaware Investments family are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

     Holders of Class A Shares of a Portfolio may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Investments family, including the Portfolios. Holders of Class B Shares of a Portfolio may reinvest their distributions only into Class B Shares of the funds in the Delaware Investments family which offer that class of shares. Similarly, holders of Class C Shares of a Portfolio may reinvest their distributions only into Class C Shares of the funds in the Delaware Investments family which offer that class of shares. For more information about reinvestments, call the Shareholder Service Center.

     Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.



Purchase Price and Effective Date
     The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The effective date of a purchase is the date the order is received by a Portfolio, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.


The Conditions of Your Purchase
     Each Portfolio reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.


     Each Portfolio also reserves the right, following shareholder notification, to charge a service fee on non- retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Portfolio will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     Each Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE


     You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in equity funds, tax- advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Investments family will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.


     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

     Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     Each Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but a Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

     There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.


     Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments family (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Portfolio, the Portfolio's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Portfolio for a longer period of time than if the investment in New Shares were made directly.


     Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Trust or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by a Portfolio or its agent.

Written Redemption
     You can write to each Portfolio at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolios require a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. Each Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolios may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
     You may also write to each Portfolio (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Investments family, subject to the same conditions and limitations as other exchanges noted above.


Telephone Redemption and Exchange
     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

     The Telephone Redemption -- Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Portfolio in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolios by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither the Portfolios nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Portfolio or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
     The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.


Telephone Redemption--Proceeds to Your Bank
     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

MoneyLine(SM) On Demand
     Through the MoneyLine(SM) On Demand service, you or your investment dealer may call a Portfolio to request a transfer of funds from your Portfolio account to your predesignated bank account. See MoneyLine(SM) Services under The Delaware Difference for additional information about this service.


Telephone Exchange
     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Investments family under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.


Systematic Withdrawal Plans
1. Regular Plans
     This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Portfolios do not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Portfolio account to your predesignated bank account through the MoneyLine(sm) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. See MoneyLine(sm) Services under The Delaware Difference for more information about this service.

2. Retirement Plans
     For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine(SM) Direct Deposit Service described above is not available for certain retirement plans.

                                     * * *

     Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

     Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.

     The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares, below.

     For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.


Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value


     For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another fund in the Delaware Investments family and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another fund in the Delaware Investments family will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of a Portfolio or the Class A Shares acquired in the exchange.


     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares
     The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section

401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares
     The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA or 403(b)(7) or 457 Deferred Compensation Plan, (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

     The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from A Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plans upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

     In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

     The Income and Balanced Portfolios will normally make payments from net investment income, if any, on a quarterly basis. The Growth Portfolio will normally make payments from net investment income, if any, on a annual basis. Payments from net realized securities profits of a Portfolio, if any, will normally be distributed annually in the quarter following the close of the fiscal year.

     Each class of a Portfolio will share proportionately in the investment income and expenses of that Portfolio, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Portfolios.

     Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Portfolio account to your predesignated bank account. This service is not available for retirement plans. See MoneyLine(SM) Services under The Delaware Difference for more information about this service.

TAXES

     The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets. Although the Portfolios are nondiversified for 1940 Act purposes, they will be diversified for purposes of the Code. Under the Code, a mutual fund's holdings of cash, U.S. government securities and other regulated investment companies are, by definition, qualified assets for purposes of the IRS' diversification rules.

     On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect a Portfolio and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.

     Each Portfolio intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice from the Portfolio to the Portfolio's shareholders.

     Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in that Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The Treatment of Capital Gain Distributions under the Taxpayer Relief Act of
1997
     The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when a Portfolio's securities were sold and how long they were held by a Portfolio before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

     The Trust will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.

     Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolios and received by the shareholder on December 31 of the year declared.


     The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Portfolios and any other fund in the Delaware Investments family. Any loss incurred on a sale or exchange of Portfolio shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring a Portfolio's shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in that Portfolio or in another fund in the Delaware Investments family of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.


     The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

     In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

     Each year, the Trust will mail to you information on the tax status of a Portfolio's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by a Portfolio.

     The Trust is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     See Taxes in Part B for additional information on tax matters relating to each Portfolio and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

     The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The securities of the Underlying Funds held by the Portfolios are priced at market value.

     Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

     The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

     The net asset values of all outstanding shares of each class of a Portfolio will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Portfolio represented by the value of shares of that class. All income earned and expenses incurred by a Portfolio will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Portfolio represented by the value of shares of such classes, except that the Institutional Class will not incur any of the expenses under the Trust's 12b-1 Plans and the Class A, Class B and Class C Shares of each Portfolio alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the NAV of each class of a Portfolio will vary.

MANAGEMENT OF THE PORTFOLIOS

Trustees
     The business and affairs of the Trust are managed under the direction of its Board of Trustees. Part B contains additional information regarding the Trust's trustees and officers.


Investment Manager
     The Manager furnishes asset allocation services to each Portfolio.


     The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On October 31, 1997, the Manager and its affiliates within Delaware Investments, including Delaware International, were managing in the aggregate more than $38 billion in assets in the various institutional or separately managed (approximately $22,496,609,000) and investment company (approximately $16,012,252,000) accounts.

     The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998. The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


     The Manager manages each Portfolio's assets by allocating the Portfolio's assets among the Underlying Funds. Such management services include monitoring the Underlying Funds in order to determine whether they are investing teir assets in a manner that is consistent with the asset classes targeted for investment by each Portfolio. The Manager also oversees the Portfolios' direct investment in securities. The Manager also administers the Trust's affairs and pays the salaries of all the trustees, officers and employees of the Trust who are affiliated with the Manager. For these services, the Manager is paid an annual Asset Allocation Fee equal to 0.25% (currently waived to 0.10%) of average daily net assets of each of the Portfolios.


Portfolio Manager
     J. Paul Dokas serves as portfolio manager of each of the Portfolios. Mr. Dokas is responsible for both asset allocations among the Underlying Funds and the Portfolios' direct investments in securities. Mr. Dokas holds a BBA in Business from Loyola College and an MBA in Business from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a CFA charterholder.


Portfolio Trading Practices
     No commissions are paid directly by the Portfolios upon the purchase or sale of Underlying Fund shares. The Portfolios normally will not invest for short-term trading purposes. However, each Portfolio may sell its shares of an Underlying Fund without regard to the length of time they have been held. The degree of portfolio activity may affect taxes payable by the Portfolios' shareholders to the extent that net capital gains are realized. Given the Portfolios' investment objectives, their annual portfolio turnover rates are not expected to exceed 100%. A turnover rate of 100% would occur, for example, if all the investments held by a Portfolio at the beginning of the year were replaced by the end of the year.

     Because the Manager must consider the interests of the Portfolios as well as those of the Underlying Funds, the Manager has adopted Asset Allocation Guidelines ("Guidelines") for the Manager. Pursuant to these Guidelines, in the event that the Manager anticipates that an allocation transaction (either a purchase or redemption) may disrupt the activities of an Underlying Fund, the portfolio managers of the relevant Portfolio and Underlying Fund will confer on steps to minimize adverse effects on both the Portfolio and the Underlying Fund, such as staggering the timing and amounts of such allocation transactions. In addition, the Portfolios' portfolio manager will attempt to minimize the number and size of allocation transactions occurring at any one time, while attempting to avoid losing investment opportunities for the Portfolios.


     A Portfolio uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, a Portfolio may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.


Performance Information
     From time to time, the Portfolios may quote total return performance and, if applicable, yield of their respective Classes in advertising and other types of literature.

     Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year or life-of-fund periods, as relevant. Each Portfolio may also advertise aggregate and average total return information concerning a Class over additional periods of time.

     The current yield for a Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     Because securities prices fluctuate, investment results of the Classes will fluctuate over time. Past performance is not a guarantee of future results.


Distribution (12b-1) and Service
     The Distributor, Delaware Distributors, L.P., serves as the national distributor of each Portfolios' shares under separate Distribution Agreements with the Trust.

     The Trust has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares of the Portfolios (the "Plans"). Each Plan permits the Portfolios to which the Plan relates to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.

     These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Portfolio may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Trust.

     The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of the Portfolios are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     The aggregate fees paid by a Portfolio from the assets of the respective Classes to the Distributor and others under the Plans may not exceed (i) 0.30% (currently set at 0.25%) of a Class A Shares' average daily net assets in any year, and (ii) 1.00% (0.25% of which are service fees to be paid by the Portfolios to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each Portfolio's Class B Shares' and Class C Shares' average daily net assets in any year. Each Portfolio's Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

     While payments pursuant to the Plans may not exceed 0.30% annually (currently set at 0.25%) with respect to each Portfolio's Class A Shares, and 1.00% annually with respect to each Portfolio's Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust's unaffiliated trustees, who may reduce the fees or terminate the Plans at any time.

     The Plans do not apply to the Institutional Class Shares of each of the Portfolios. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Class.

     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Portfolios pursuant to a Shareholder Services Agreement. The Transfer Agent also provides accounting services to each Portfolio pursuant to the terms of a separate Fund Accounting Agreement. The trustees of the Trust annually review service fees paid to the Transfer Agent.

     The trustees annually review fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.


                                     * * *

     As with other mutual funds, financial and business organizations and individuals around the world, the Portfolios and the Underlying Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust and the Underlying

Funds are taking steps to obtain satisfactory assurances that their major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any of the Portfolios or the Underlying Funds.

     Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. The Portfolios and the Underlying Funds investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Trust and the Underlying Funds are taking steps to obtain satisfactory assurances that the major service providers are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any Portfolio or Underlying Fund.


Expenses
     Each Portfolio is responsible for all of its own expenses other than those borne by the Manager under the Asset Allocation Agreements and those borne by the Distributor under the Distribution Agreements. The expense ratios of each Class will reflect the impact of its 12b-1 Plan.

Shares
     The Trust is an open-end management investment company. Each Portfolio is nondiversified, as defined by the 1940 Act. Commonly known as a mutual fund, the Trust was organized as a Delaware Business Trust on October 24, 1997. The Trust currently offers three series of shares: the Income, Balanced and Growth Portfolios. Portfolio shares have equal voting rights, except as noted below, and are equal in all other respects. Each Portfolio will vote separately on any matter which affects only that Portfolio. Shares of each Portfolio have a priority over shares of any other series of the Trust in the assets and income of that Portfolio.

     The Trust's shares have noncumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. Under Delaware law and the Trust's Declaration of Trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Trust's outstanding shares may request that a special meeting be called to consider the removal of a trustee.

     Shares of each Class represent proportionate interests in the assets of the respective Portfolio and have the same voting and other rights and preferences as the other classes of that Portfolio, except that shares of the Institutional Classes are not subject to, and may not vote on, matters affecting the Distribution Plans under Rule 12b-1 relating to the Class A, Class B and Class C Shares. Similarly, as a general matter, the shareholders of the Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares of a Portfolio may vote on any proposal to increase materially the fees to be paid by that Portfolio under the 12b-1 Plan relating to the Class A Shares.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Discussed below are other investment policies and risk considerations relating to the Underlying Funds. In addition, each Portfolio may, to the extent consistent with its investment objectives, invest in any of the securities in which an Underlying Fund may invest and may pursue any of the same strategies as an Underlying Fund.


High-Yield, High Risk Securities
     The Delchester and High-Yield Opportunities Funds will invest primarily in, and Decatur Total Return, U.S. Growth, Small Cap Value, Emerging Markets and International Small Cap Funds may invest in, high risk, high yield securities, commonly known as "junk bonds." These securities entail the following risks:

     Youth and Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in an Underlying Fund's net asset value. At times in the past, uncertainty and volatility in the high-yield market resulted in volatility in certain Underlying Funds' net asset value.

     Redemptions. If, as a result of volatility in the high-yield market or other factors, an Underlying Fund experiences substantial net redemptions of the Underlying Fund's shares for a sustained period of time (i.e., more shares are redeemed than are purchased), it may be required to sell securities without regard to the investment merits of the securities to be sold. If the Underlying Fund sells a substantial number of securities to generate proceeds for redemptions, its asset base will decrease and its expense ratio may increase.

     Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse affect on an Underlying Fund's ability to dispose of particular issues, when necessary, to meet it's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets.

Such Underlying Fund's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

     Legislative and Regulatory Action and Proposals. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.

     Zero Coupon Bonds and Pay-in-Kind Bonds. The Real Estate Investment Trust Portfolio and the Global Bond, Delchester, High-Yield Opportunities and Emerging Markets Funds may invest in zero coupon bonds or pay-in-kind ("PIK) bonds. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Underlying Fund. For example, an Underlying Fund accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the Underlying Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Underlying Fund did not have sufficient cash to make the required distribution of accrued income, the it could be required to sell other securities in its portfolio or to borrow to generate the cash required.


When-Issued and Delayed Delivery Securities
     Consistent with their respective objectives, The Real Estate Investment Trust Portfolio and the Aggressive Growth, Blue Chip, Decatur Total Return, U.S. Growth, Devon and New Pacific Funds may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by such Underlying Funds is generally between 30 and 45 days. During the time between the commitment and settlement, an Underlying Fund does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Underlying Fund's share value increasing or decreasing. The Underlying Funds will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If an Underlying Funds invest in securities of this type, they will maintain a segregated account to pay for them and mark the account to market daily.


Mortgage-Backed Securities
     The Real Estate Investment Trust Portfolio and the Devon, U.S. Government and Limited-Term Government Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations
(CMOs) and real estate mortgage investment conduits (REMICs).

     CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Such private-backed securities may be 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (so-called "agency mortgage-backed securities") or may not be so collateralized (so-called "non-agency mortgage-backed securities"). The aforementioned Underlying Funds may invest in agency and non-agency mortgage-backed securities. Non-agency mortgage-backed securities may comprise up to 20% of such Underlying Funds' respective assets, but all non-agency mortgage-backed securities must (i) be rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages or other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than the market for other CMOs and REMICs.

Asset-Backed Securities
     Delaware Cash Reserve and Devon, U.S. Government and Limited-Term Government Funds may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. For these Underlying Funds, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is Delaware Cash Reserve's current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

     Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

     The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area.

Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. See Mortgage-Backed Securities, above. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

REITs
     The Real Estate Investment Trust Portfolio invests primarily in and Devon Fund may invest in REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

     Investment in REITs presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

     Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

Foreign Securities and Foreign Currency Transactions
     The Underlying Funds in the International Equity category invest their assets primarily in securities of foreign issuers, and the Global Bond Fund will invest at least 65% of its assets in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The Real Estate Investment Trust Portfolio and the Blue Chip, Devon, DelCap, Small Cap Value and High-Yield Opportunities Funds may also invest a portion of their assets in securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income outside the United States. In connection with investments in foreign securities, such Underlying Funds may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Such Underlying Funds will engage in these foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Investing in foreign securities and, in conjunction therewith, engaging in foreign currency transactions present special considerations not presented by investments in securities issued by United States companies.

     The risk involved in investing in foreign securities include the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries, there is less publicly available information about issuers than is available in reports about companies in the United States, and the information that is available is often of lesser quality than information available on U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, such Underlying Funds may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Moreover, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which such Underlying Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

     Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Emerging Markets Fund) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which such Underlying Funds invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International and the Manager do not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the aforementioned Underlying Funds may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

     With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     The issuers of the emerging market country government and government-related high yield securities in which such Underlying Funds may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which such Underlying Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Foreign Currency Transactions. Underlying Funds which invest in foreign securities may also purchase options and forward contracts in foreign currency for hedging purposes in connection with such foreign securities transactions. As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and such Underlying Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Underlying Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

     A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Such Underlying Funds may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S.

dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Underlying Funds will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

     When such Underlying Fund's investment manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Underlying Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Underlying Fund's securities denominated in such foreign currency.

     An Underlying Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency.

     At the maturity of a forward contract, the Underlying Funds may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Underlying Fund may realize a gain or loss from currency transactions.

     The precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

     It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Underlying Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Underlying Fund is obligated to deliver.

     Such Underlying Funds also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Underlying Funds and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Underlying Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by the Underlying Fund, the Underlying Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Underlying Fund will be required to pay upon exercise of the put.

     Such Underlying Funds may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. The principal purpose of the purchase or sale of futures contracts for the Underlying Fund is to protect the Underlying Fund against the fluctuations in interest or exchange rates which otherwise might adversely affect the value of the Underlying Fund's portfolio securities or adversely affect the prices of securities which the Underlying Fund intends to purchase at a later date without actually buying or selling such securities.

     Depositary Receipts. The aforementioned Underlying Funds may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts. Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.


Options
     To achieve their investment objectives, The Real Estate Investment Trust Portfolio and the Aggressive Growth, Blue Chip, Decatur Total Return, U.S. Growth, Devon, DelCap, Small Cap Value, Emerging Markets, International Equity, International Small Cap, New Pacific, U.S. Government, Global Bond and Limited-Term Government Funds use certain hedging techniques. These techniques will be used at the respective investment manager's discretion to protect the Underlying Funds' principal value. With respect to the Portfolios, the Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.


     Such Underlying Funds may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which they may invest. Such Underlying Funds may also purchase call options and enter into related closing transactions, or may write covered put options. In purchasing put and call options, the premium paid by the Underlying Fund, plus any transaction costs, will reduce any benefit realized by the Underlying Fund upon exercise of the option.

     Purchasing a put option gives the Underlying Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Underlying Fund can be protected should the market value of the security decline. However, the Underlying Fund must pay a premium for this right, whether it exercises it or not.

     Writing a covered call option obligates the Underlying Fund to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Underlying Fund receives premium income, which may offset the cost of purchasing put options. However, the Underlying Fund may lose the potential market appreciation of the security if the respective investment manager's judgment is wrong and interest rates fall or stock prices rise.

     A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.

     Closing transactions essentially let the Underlying Fund offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.

     These Underlying Funds may use both exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. These Underlying Funds will only invest in such options to the extent consistent with their limit on investments in illiquid securities.

     These Underlying Funds may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. Such Underlying Funds also may purchase call options on stock indices and enter into closing transactions in connection therewith. No such Underlying Fund will engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of, as the case may be, the applicable Underlying Fund.


Futures Contracts and Options on Futures Contracts
     Each Portfolio may enter into futures contracts on stocks, stock indices, interest rates and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when such Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in Underlying Funds or directly in securities that are appropriate for the Portfolio involved.


     For hedging purposes, each of The Real Estate Investment Trust Portfolio and the Aggressive Growth, International Equity, International Small Cap, Small Cap Value, Trend, Global Bond, Devon, Blue Chip, Decatur Total Return, U.S. Growth, New Pacific, U.S. Government, Limited-Term Government and Emerging Markets Funds may enter into futures contracts relating to securities, securities indices or interest rates. In addition, The Real Estate Investment Trust Portfolio and the International Equity, International Small Cap, Global Bond, Devon, Blue Chip and Emerging Markets Funds may enter into futures transactions relating to foreign currency.

     A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with or on behalf of the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

     A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

     Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

     A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

     Such Underlying Funds may also purchase and write options on the types of futures contracts that they can invest in.

     A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Underlying Fund is exercised, the Underlying Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

     To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Underlying Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Underlying Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Underlying Fund from closing out its positions relating to futures.

Borrowings
     Each Underlying Fund, except Delaware Cash Reserve and U.S. Government and Limited-Term Government Funds, and the Portfolios may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Such Underlying Funds and Portfolios will not borrow money in excess of one-third of the value of their net assets. These Underlying Funds and Portfolios have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of such Underlying Fund's or Portfolio's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Underlying Funds or Portfolios shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of their borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. An Underlying Fund or Portfolio will not purchase investment securities while it has an outstanding borrowing. See Part B for additional possible restrictions on borrowing.

Repurchase Agreements
     The Underlying Funds may invest in repurchase agreements. Each Underlying Fund may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by the respective investment manager under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Underlying Fund) acquires ownership of a security and the seller agrees to repurchase the security at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the Underlying Fund could experience delays and expenses in liquidating the underlying securities.

     The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Underlying Fund may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.


Portfolio Loan Transactions
     Each Underlying Fund, except for Delaware Cash Reserve, may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the Underlying Fund.

     The major risk to which the Underlying Funds would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Underlying Funds will only enter into loan arrangements after a review of all pertinent facts by the respective investment manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment manager.

Liquidity and Rule 144A Securities
     In order to assure that each Underlying Fund has sufficient liquidity, no Underlying Fund may invest more than 10% of its net assets in illiquid assets (15% for The Real Estate Investment Trust Portfolio and the Blue Chip and High-Yield Opportunities Funds), including repurchase agreements maturing in more than seven days. While maintaining oversight, the Board of Directors has delegated to the respective investment manager the day-to-day functions of determining whether or not individual securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") of the Securities Act of 1933 ("1933 Act") are liquid for purposes of the limitation on investments in illiquid assets. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Underlying Funds. The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A
Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of an Underlying Fund to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Underlying Fund's holdings of illiquid securities exceed the Underlying Fund's limit on investment in such securities, the respective manager will determine what action shall be taken to ensure that the Underlying Fund continues to adhere to such limitation.


Investment Company Securities
     Any investments that the Underlying Funds in the Aggressive Growth, International Equity, International Small Cap, Emerging Markets or the Global Bond Funds may make in either closed-end or unregistered investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Convertible and Non-Traditional Equity Securities
     The Real Estate Investment Trust Portfolio and the Blue Chip, U.S. Growth, Devon and New Pacific Funds may invest in convertible securities. From time to time, a portion of the High-Yield Opportunities Fund's assets may be invested in convertible securities. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     The aforementioned Underlying Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

     The aforementioned Underlying Funds may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS generally have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Temporary Defensive Measures
     Each Underlying Fund (other than Delaware Cash Reserve) may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager's opinion, such holdings are prudent for temporary defensive purposes given then prevailing market conditions. An Underlying Fund may also invest in such instruments pending investment by the Underlying Fund of proceeds from the sale of portfolio securities or proceeds from new sales of its shares pending investment in other types of securities or to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's or, if unrated, judged to be of comparable quality as determined by the Manager. Certain Funds may also invest in corporate bonds of investment grade quality (rated not less than BBB or S&P or Baa by Moody's) for temporary, defensive purposes. Securities rated BBB or Baa are regarded as having speculative characteristics.

U.S. Government Securities
     All of the Underlying Funds may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
(2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

     Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.


Quality Restrictions
     Delaware Cash Reserve limits its investments to those which its Board of Directors have determined present minimal credit risks and are of high quality and which are otherwise in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

     Delaware Cash Reserve's investments include direct obligations issued by the U.S. Treasury which include bills, notes and bonds which differ from each other principally in interest rates, maturities and dates of issuance. These issues, plus some federal agency obligations, are guaranteed by the full faith and credit of the U.S. government. Examples include Federal Housing Administration, Farmers Home Administration, Government National Mortgage Association and Export-Import Bank of the United States. Other federal agency obligations only have the guarantee of the agency. Examples include Federal Home Loan Banks, Federal Land Banks, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority and the International Bank for Reconstruction and Development. Although obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on such obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

     Delaware Cash Reserve's investments also include certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. Delaware Cash Reserve may also purchase commercial paper and other corporate obligations; if a security or, as relevant, its issuer is considered to be rated at the time of the proposed purchase it, or, as relevant, its issuer must be so rated in one of the two highest rating categories (e.g., for commercial paper, A-2 or better by S&P and P-2 or better by Moody's; and, for other corporate obligations, AA or better by S&P and Aa or better by Moody's) by at least two nationally-recognized statistical rating organizations approved by the Board of Directors or, if such security is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. Appendix A describes the ratings of S&P and Moody's.

Maturity Restrictions
     Delaware Cash Reserve maintains an average maturity of not more than 90 days. Also, it does not purchase any instruments with an effective remaining maturity of more than 13 months.

Small to Medium-Sized Companies
     The Small/Mid Cap U.S. Equity Funds invest their assets in equity securities of small to medium-sized companies. The International Small Cap Fund may invest in smaller capitalization companies. These stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500 Index. This is because, among other things, smaller companies have a lower degree of liquidity and tend to have a greater sensitivity to changing economic conditions. These companies may have narrow product lines, markets or financial resources, or may depend on a limited management group. The companies' securities may trade less frequently and have a smaller trading volume. The securities may be traded only in the over-the-counter markets or on a regional securities exchange. In addition to exhibiting greater volatility, smaller capitalization securities may, to some degree, fluctuate independently of the stocks of larger capitalization companies. For example, the stocks of smaller capitalization companies may decline in price as the price of larger company stocks rise, or vice versa.

Unseasoned Companies
     The High-Yield Opportunities Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.


GNMA Securities
     U.S. Government Fund may invest in certificates of the Government National Mortgage Association ("GNMA"). GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates in which U.S. Government Fund will invest are of the modified pass-through type. U.S. Government GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

     The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments of refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to principal investments.

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than five years.

     The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments will be at lower rates. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates and may differ from the yield based on the assumed average life. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

Special Risk Considerations
     Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in a Portfolio, nor can there be any assurance that the Portfolio's investment objective will be attained.

     The use of interest rate swaps by the Global Bond, U.S. Growth and New Pacific Funds involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If such Underlying Fund's investment adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Underlying Funds will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Underlying Funds' risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive.

     While The Real Estate Investment Trust Portfolio and the Global Bond and Emerging Markets Funds intend to seek to qualify as "diversified" investment companies under provisions of Subchapter M of the Code, they will not be diversified for purposes of the 1940 Act. Thus, while at least 50% of each Underlying Funds' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of such Underlying Funds' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Underlying Funds' assets. The Portfolios are also nondiversified with respect to both direct investments in securities and investments in the Underlying Funds. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

OTHER INVESTMENT POLICIES

     Each Portfolio may invest up to 100% of its assets directly in cash, money market instruments or in Delaware Cash Reserve, for temporary, defensive purposes, such as during periods of market instability.


     Pursuant to an Order received from the Securities and Exchange Commission on April 6, 1998, the Portfolios may, to the extent consistent with their respective investment objectives, invest directly in the same securities and employ the same investment strategies as any of the Underlying Funds.


     Each Portfolio anticipates that its annual portfolio turnover rate generally will not exceed 100%. A Portfolio may purchase or sell its portfolio securities to: (a) accommodate purchases and sales of its shares; (b) change the percentage of its assets invested in securities or in the Underlying Funds in response to market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds. High turnover rates with respect to the Underlying Funds may result in higher expenses being incurred by the Portfolios.

     Each Portfolio's designation as an open-end investment company and certain other policies of the Portfolios may not be changed unless authorized by the vote of a majority of the Portfolios' outstanding voting securities, as defined in the 1940 Act. Part B lists other more specific investment restrictions of the Portfolios which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected the Portfolios' performance during its most recently completed fiscal year will appear in the Portfolios' Annual Report. The remaining investment policies are not fundamental and may be changed by the Board of Trustees of the Trust without a shareholder vote.


Ratings
     Appendix A describes the ratings of S&P and Moody's.

APPENDIX A -- RATINGS

Bonds
Excerpts from Moody's description of its bond ratings:
     Aaa -- judged to be the best quality. They carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- possess favorable attributes and are considered "upper medium" grade obligations; Baa -- considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B -- generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C -- the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings:
     AAA -- highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A -- strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB -- regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC -- regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C -- reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings:
     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C -- Bonds are in imminent default in payment of interest or principal; and DDD, DD and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper
     Excerpts from Moody's description of its two highest commercial paper ratings: P-1 -- the highest grade possessing greatest relative strength; P-2 -- second highest grade possessing less relative strength than the highest grade.

     Excerpts from S&P's description of its two highest commercial paper ratings: A-1 -- judged to be the highest investment grade category possessing the highest relative strength; A-2 -- investment grade category possessing less relative strength than the highest rating.